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                                                                   Exhibit 10.24

STATE OF NORTH CAROLINA

COUNTY OF DURHAM

1.   SUBLEASE

     THIS AGREEMENT OF SUBLEASE ("Sublease"), dated as of the 14/th/ day of December, 2001, by and between TRIANGLE PHARMACEUTICALS, INC., a Delaware corporation ("Sublandlord"), and TRIMERIS, INC., a Delaware corporation ("Subtenant").

                                    RECITALS:

     A. University Place IV Associates Limited Partnership, a North Carolina limited partnership, as Landlord, entered into that certain Build to Suit Lease with Sphinx Pharmaceuticals Corporation, as Tenant, dated the 4th day of September, 1992 (the "Primary Lease"), demising property described therein (the "Primary Property"), including the property commonly known as Building 5, 4611 University Drive, Durham, North Carolina.

     B. By deed dated the 25th day of January 1995, and recorded in Book 2054, commencing at page 859, Durham County Registry, University Place IV Associates Limited Partnership conveyed the Property to GRA Durham Associates Limited LLC ("GRA"), and GRA is now the Landlord under the Lease ("Primary Landlord").

     C. Sphinx Pharmaceuticals Corporation, by virtue of its merger into Eli Lilly and Company, an Indiana corporation ("Triangle's Sublandlord"), in effect assigned all of its interest in the Primary Lease to the Triangle's Sublandlord, and Triangle's Sublandlord thereby became the tenant under the Primary Lease.

     D. Pursuant to the Sublease (the "Primary Sublease"), dated January 18, 1996, executed by Triangle's Sublandlord as sublandlord and Sublandlord as subtenant, Triangle's Sublandlord subleased to Sublandlord the property described therein (the "Primary Sublease Premises").

     E. Subtenant desires to sublease from Sublandlord approximately 18,903 rentable square feet of space in the building located on the Primary Property, which space is more particularly described on Exhibit A attached hereto together
                                              ---------
with the nonexclusive right of ingress and egress on and across (a) the hallway designated as Hallway A on Exhibit A, attached hereto, to and for the rooms
                           ---------
marked on Exhibit A, attached hereto, as Rooms 5201, 5200, and the bathroom; and
          ---------
(b) the hallway designated as Hallway B on Exhibit A, attached hereto, to and
                                           ---------
from the rooms marked on Exhibit A, attached hereto, as rooms 5501, 5502, and
                         ---------
5503 (collectively, the "Sublease Space"). The Sublease Space shall also include access to and from Building 5, and, to the extent available to Sublandlord under the Primary


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Sublease, unrestricted use of the parking areas adjacent to Building 5 with no substantial reduction in the number of spaces to be utilized by Subtenant.

     F. Sublandlord warrants and represents to Subtenant that the Primary Lease and the Primary Sublease are in full force and effect, that there are no defaults under the terms of the Primary Lease (but only to the knowledge of Sublandlord) and the Primary Sublease and that Sublandlord has the right, subject to the consent of Primary Landlord and Triangle's Sublandlord, to sublease the Sublease Space to Subtenant for the term provided herein, subject however to all applicable terms and provisions of the Primary Lease and the Primary Sublease and any matters of record to which the Primary Lease and the Primary Sublease are subordinate.

     NOW, THEREFORE, for and in consideration of the rents, covenants and agreements hereinafter contained on the part of the Subtenant to be paid, kept and performed, Sublandlord does hereby sublet and demise unto Subtenant, and Subtenant hereby leases from the Sublandlord, the Sublease Space for the periods hereinafter set forth.

     TO HAVE AND TO HOLD the same unto the Subtenant, its successors and assigns, subject to the Primary Lease and the Primary Sublease and upon the rentals, terms, covenants, conditions and provisions hereinafter set forth.

     AND Sublandlord and Subtenant hereby contract and agree each with the other as follows:

     1.   RECITALS: The Recitals as set forth above are incorporated herein.
          --------

     2.   TERM: The term of this Sublease ("Term") shall commence the later of
          ----
December 31, 2001, or the date the consents, which shall be satisfactory to Subtenant and Sublandlord in all material respects, are obtained from the Primary Landlord and Triangle's Sublandlord and the Sublease Space is available for occupancy by Subtenant (the "Commencement Date") and shall expire September 30, 2003.

     3.   BASE RENT: The annual minimum rental (the "Base Rent") for the
          ---------
Sublease Space shall be the total number of rentable square feet in the Sublease Space, which is 16,155 rentable square feet, multiplied by $21.24, which annual amount equals $343,132.20. The Base Rent shall be payable in monthly installments of $28,594.35, in advance, commencing the later of January 1, 2002 or the Commencement Date, and continuing on the first day of each successive calendar month until December 31, 2002. Commencing January 1, 2003, the Base Rent shall be increased to the annual sum of $348,948.00, which is $21.60 multiplied by the total number of rentable square feet, payable in monthly installments of $29,079.00 due on the first day of January, 2003, and the first day of each month thereafter until the expiration of the Term.

     4.   OPERATING EXPENSES. Commencing on the Commencement Date, Subtenant
          ------------------
shall reimburse Sublandlord for Subtenant's pro rata portion of Operating Expenses (as defined herein) attributable to the Sublease Space, including, without limitation, utilities, taxes, insurance, maintenance, and other expenses. Subtenant shall pay such

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Operating Expenses on a monthly basis within 15 business days (days when national banks are open for business) of receipt from Sublandlord of a statement therefor. Sublandlord shall provide to Subtenant a statement of actual expenses on or before the 30/th/ day of each month. Operating Expenses shall include, without limitation, the expenses set forth on Exhibit B, attached hereto and
                                              ---------
incorporated herein by reference (collectively, the "Operating Expenses"). All Operating Expenses that Subtenant is required to pay hereunder and any other amount other than Base Rent payable to Sublandlord hereunder are collectively referred to herein as "Additional Rent". Additional Rent and Base Rent are collectively referred to herein as "Rent". Subtenant's obligation to pay Operating Expenses shall continue on a monthly basis through the period ending September 30, 2003.

     5.   CONDITION OF THE SUBLEASE SPACE: Subtenant agrees to accept the
          -------------------------------
Sublease Space in an "as is" condition. Sublandlord represents that to the best of its knowledge, the Sublease Space, including fixtures, are in good working order.

     6.   NET LEASE: This Sublease is a "net lease", and, subject to the
          ---------
qualifications contained in this Section and elsewhere in the Sublease, the Base Rent is a net rental payment and all costs of maintenance, repairs, utilities, taxes, and any and all other expenses necessary in connection with the operation or maintenance of the Sublease Space, as imposed on Sublandlord (including, without limitation, Additional Rent), or, as Sublandlord is otherwise obligated to pay (including, without limitation, those expenses set forth on Exhibit B,
                                                                   ---------
attached hereto), as Subtenant under the Primary Sublease, will be paid solely by Subtenant during the term of the Sublease but only to the extent such costs are attributable to the Sublease Space.

     7.   LEASE:
          -----

     (a) This Sublease and the rights of Subtenant herein are subject and subordinate at all times to the Primary Lease and the Primary Sublease, the terms thereof and all rights respectively of Primary Landlord and Triangle's Sublandlord thereunder, including Primary Landlord's right of access under Sections 16 and 25(D) of the Primary Lease and Triangle's Sublandlord's rights of access under the Primary Sublease. The terms, provisions, covenants and conditions of Sections 13 [Tenant's Compliance], 16 [Access to Premises] (except as provided herein), and 25 [Environmental Compliance] of the Primary Lease are applicable to this Sublease with the same force and effect as if Subtenant was the Tenant under the Primary Lease and Sublandlord was the Landlord, except that any references in the Primary Lease to the Leased Premises or Premises shall be applicable to Subtenant as if such terms was referring to the premises then leased to Subtenant pursuant to this Sublease. Subtenant will store and use hazardous materials in and on the Sublease Space in material compliance with all applicable laws and regulations and shall comply with all of the provisions of
Section 25 of the Primary Lease applicable to Subtenant through this Section 7. In addition, Subtenant (i) agrees that it will provide upon request an estoppel certificate as contemplated by Section 15(B) of the Primary Lease with respect to the Sublease Space, and (ii) covenants and agrees as provided in Sections 15(D) [Subordination], 15(E) [Amendments] 15(F) [Opportunity to Cure] and
Section 26 [Liability of Landlord] of the Primary Lease with the same force and effect as if Subtenant were the Tenant under the Primary Lease and Sublandlord were the landlord thereunder, except that any references in the Primary Lease to

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the Leased Premises shall be deemed to refer to the premises then leased by
Subtenant pursuant to this Sublease.

     (b) Notwithstanding any provision in the Sublease to the contrary, each party hereto agrees to comply with the terms, provisions, covenants, and conditions of the Primary Lease and the Primary Sublease which are applicable to it and not to do or suffer or permit anything to be done which would result in a default under or cause the Primary Lease and the Primary Sublease to be terminated or forfeited, or, except as permitted herein, cause the Sublease to be terminated or forfeited; provided, however, that the Sublandlord may pursue all rights and remedies under this Sublease or otherwise available under applicable law. Except as provided herein, in no event does the Subtenant have any obligation to pay any of the rents or other sums payable pursuant to the Primary Lease or Triangle's Sublease, Subtenant's sole obligations in such respect being to pay the Base Rent and Additional Rent set forth herein, nor shall the Subtenant have any obligation with any of the property covered by the Primary Lease or Triangle's Sublease outside the Sublease Space, except as provided herein.

     (c) Subtenant shall enjoy all appurtenant rights granted to Sublandlord as Subtenant under the Primary Sublease, but only as they relate to the Sublease Space, and shall comply with all rules and regulations of Primary Landlord referred to in Section 2 of the Primary Lease.

     8.   ASSIGNMENT, FURTHER SUBLETTING: Subtenant may not assign this Sublease
          ------------------------------
or sublet the Sublease Space without Sublandlord's prior written consent, which consent shall be not unreasonably withheld, delayed or conditioned. In addition to Sublandlord's consent being required, the consents in writing of the Primary Landlord and Triangle's Sublandlord are also required. If Sublandlord does consent, Sublandlord will use commercially reasonable efforts to assist Subtenant in obtaining the consents of the Primary Landlord and Triangle's Sublandlord.

     9.   SUBTENANT'S DEFAULT: If (a) Subtenant shall default in fulfilling any
          -------------------
of the terms, conditions or agreements hereof, other than the covenants to pay Base Rent, Additional Rent, or other Rent, or of the Primary Lease or Primary Sublease, both as herein incorporated, and such default shall not have been remedied (or proper corrective measures to cure such default commenced and after commencement diligently and continuously prosecuted in good faith) within ten
(10) days after written notice from the Sublandlord, Sublandlord may give Subtenant three (3) days notice of its intention to end the term of this Sublease, and, at the end of said three (3) days, the term of this Sublease shall expire with the same effect as if that day were the date hereinabove set forth for the termination of the term hereof, but Subtenant shall remain liable to the extent provided under the environmental compliance provisions of Section 25 of the Primary Lease applicable to Subtenant as provided herein and for payment of the Rent, the entire unpaid amount of which shall thereupon become immediately due, together with costs of collection (including reasonable attorneys' fees) and interest thereon at the Interest Rate (as defined in the Primary Sublease), or (b) Subtenant shall fail to pay the Base Rent, any Additional Rent, or any other Rent as provided herein, then Sublandlord may, unless Subtenant shall have cured such default within three (3) business days after written notice thereof from Sublandlord, in addition to exercising any other right or remedies available to Sublandlord hereunder or at law or in

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equity, exercise all of the remedies of the Primary Landlord set forth in
Section 17 of the Primary Lease applicable to the premises then leased by Sublandlord to Subtenant pursuant to this Sublease. Any repossession by Sublandlord in the exercise of Sublandlord's remedies shall not terminate Subtenant's obligations hereunder, absent a termination notice from Sublandlord. If this Sublease is terminated by Sublandlord pursuant to the foregoing provisions of this clause (b), Subtenant shall remain liable to Sublandlord for
(i) any Rent due prior to termination, and (ii) the payment of Rent, the entire unpaid amount of which shall thereupon become immediately due and payable, together with costs of collection (including reasonable attorneys' fees) and interest thereon at the Interest Rate.

     Notwithstanding the foregoing, in the event that Sublandlord finds a new subtenant for the remainder of the Term of the Sublease, Subtenant shall be refunded any Rent it has otherwise paid in advance under Section 9(a) or (b), to the extent that the new subtenant leases the Sublease Space for the remainder of the Term; provided, however, that Sublandlord shall retain any reasonable amounts incurred by Sublandlord in reletting the Sublease Space including, without limitation, reasonable attorney's fees, brokerage fees, upfitting costs, and similar expenses.

     10.  USE: Subtenant may use the Sublease Space exclusively as a research
          ---
facility and office building for Subtenant and for related uses, but for no other purpose without the written consent of the Primary Landlord, Triangle's Sublandlord, and Sublandlord. Notwithstanding the foregoing, the portion of the Sublease Space shown on Exhibit A and marked as rooms 5501, 5502, 5503 may be
                        ---------
used as solvent storage spaces and rooms 5200 and 5201 may be used for nuclear magnetic residence testing purposes. The use of the Sublease Space shall at all times be in material compliance with (i) all covenants and restrictions of record affecting the Primary Property, including the Declaration for University Place referred to in the Primary Lease and (ii) all statutes, ordinances, laws and rules of all governmental and regulatory bodies and agencies having authority with respect to the Primary Property.

     11.  MAINTENANCE: At all times during the Term, and subject to the
          -----------
qualifications herein, Subtenant shall, at its sole cost and expense, maintain the interior of the Sublease Space and all improvements and equipment therein in good repair and condition, reasonable wear and tear and damage by insured casualty loss excepted. Subtenant shall be responsible for routine maintenance, including, without limitation, replacing interior light bulbs. Subtenant shall not cause or permit any waste of the Sublease Space or any improvement or equipment therein. Sublandlord shall provide utilities, electrical, heating, air conditioning, water, sewer, janitorial services, and security and will be reimbursed by Subtenant for the cost thereof attributable to the Sublease Space as provided in Sections 4 and 6 hereof. Subtenant will provide telephone service at its sole cost and expense. Sublandlord shall maintain the heating and air conditioning system and plumbing system related to the Sublease Space; provided, however, Subtenant shall pay a maximum annual amount of $10,000 per occurrence and a maximum total cost of $50,000 per year, excluding maintenance contracts, for the repair and replacement of such systems.

     12.  NO MODIFICATION: Sublandlord agrees that it will not modify or amend
          ---------------
the Primary Sublease or agree to any modifications of the Primary Lease in any manner that

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would affect the Subtenant's rights hereunder without Subtenant's written consent first had and obtained.

     13.  [Intentionally Deleted.]

     14.  SUBLANDLORD DEFAULT: In the event that Sublandlord defaults in
          -------------------
keeping, observing, or performing any of the terms, provisions, covenants, and conditions contained in the Sublease, to be kept, observed or performed by Sublandlord, and such default is not cured (or proper corrective measures to cure such default commenced) by Sublandlord within thirty (30) days of written notice thereof from Subtenant to Sublandlord, Subtenant may give Sublandlord written notice of its intent to cure such default, and, then Subtenant may remedy such default and offset the cost of such cure against Rent or, if the default is of a type which materially interferes with Subtenant's normal and intended use and operation, terminate the Sublease. If Subtenant incurs any expense in remedying such default, Subtenant shall be entitled to recover reasonable and necessary expenses so incurred from Sublandlord. Sublandlord agrees to send promptly to Subtenant any notice of a default by Sublandlord as Subtenant under the Primary Sublease which Sublandlord receives from the Triangle's Sublandlord and of the default of Triangle's Sublandlord under the Primary Lease of which Sublandlord has notice.

     15.  INSURANCE: Subtenant shall carry throughout the term of this Sublease
          ---------
such insurance coverage as it desires on all property that it has, brings to, or stores on the Sublease Space. Neither Sublandlord nor Primary Landlord or Triangle's Sublandlord have any obligation to carry insurance on the same. In addition Subtenant, at its sole cost and expense, throughout the term of this Sublease shall maintain insurance as required by paragraph A of Section 9 of the Primary Lease with a company or companies acceptable to Sublandlord and Primary Landlord, which insurance shall name Sublandlord, Primary Landlord, and Triangle's Sublandlord as additional insureds. Subtenant, shall observe and comply with the requirements of paragraphs C and D of Section 9 of the Primary Lease with the same force and effect as if Subtenant were the Tenant under the Primary Lease, except that any references in the Primary Lease to the Leased Premises shall be deemed to refer to the premises then leased by Subtenant pursuant to this Sublease and in addition shall cause either a certified true copy of the policy showing such coverages or a certificate evidencing such coverages in form and substance reasonably acceptable to Sublandlord to be furnished to Sublandlord, with evidence of payment of premiums required to keep such insurance in full force and effect throughout the term of this Sublease.

     If Sublandlord determines in its reasonable business judgment that $2,000,000 coverage may be inadequate, then Sublandlord may require that Subtenant's general public liability insurance be increased to provide what Sublandlord believes will be adequate coverage. However, in no event may Sublandlord require an increase greater than ten percent (10%) in any year under this Sublease.

     Sublandlord, for itself and its successors and assigns, releases and waives unto the Subtenant, and its successors and assigns, and Subtenant, for itself, and its successors and assigns, releases and waives unto the Sublandlord, Primary Landlord, and Triangle's Sublandlord and their respective successors and assigns, all right to claim damages for any

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injury, loss, cost or damage to persons or to the Sublease Space or the contents and property located therein or thereon, which is occasioned by fire, explosion, accident, occurrence or condition in, on or about such premises or any other casualty, the amount of which injury, loss, cost or damage has been paid (as applicable) to Primary Landlord, Sublandlord, Triangle's Sublandlord, and Subtenant or to any other person, firm or corporation under the terms of any fire, extended coverage, public liability or other policy of insurance; provided that said release is effective only with respect to matters covered by insurance for which waiver(s) of subrogation apply. All policies of insurance carried and maintained pursuant to this Sublease by Subtenant shall contain, or be endorsed to contain, a provision whereby the insurer thereunder waives all rights of subrogation against Primary Landlord, Sublandlord, and Triangle's Sublandlord, as the case may be.

     16.  INDEMNITY: Except for loss or damage covered by insurance policies
          ---------
carried by Primary Landlord, Triangle's Sublandlord, or Sublandlord containing waivers of subrogations: (a) Subtenant shall indemnify and hold Sublandlord harmless against all loss, liability, damage, cost or expense (including reasonable attorneys' fees and court costs), or any claim therefor, on account of any actual or alleged injury or damage to persons or property caused in any way by the act or omission of Subtenant, its agents, employees or contractors, in, on, or otherwise related to the use or occupancy of any part of the Sublease Space; the indemnitee shall give the indemnitor prompt notice of any claim of indemnity and assist in prosecuting and/or settling any claim, and (b) Sublandlord shall indemnify and hold Subtenant harmless against all loss, liability, damage, cost or expense (including reasonable attorneys' fees and court costs), or any claim therefor, on account of any actual or alleged injury or damage to persons or property (other than the property of Subtenant) caused in any way by the act or omission of Sublandlord, its agents, employees or contractors, in, on, or otherwise related to the use or occupancy of any part of the Sublease Space; the indemnitee shall give the indemnitor prompt notice of any claim of indemnity and assist in prosecuting and/or settling any claim, and
(c) Subtenant shall protect, indemnify, defend and save harmless the Primary Landlord, Triangle's Sublandlord, and Sublandlord from and against any and all expenses, claims, demands, and causes of action of any nature whatsoever, including legal fees and expenses, for injury to or death of persons, or loss of or damage to property, as a result of the negligence or other wrongful conduct of Subtenant.

     17.  NOTICE: Any notice or demands to be given pursuant to this Sublease
          ------
shall be sent to Sublandlord at:

                  Triangle Pharmaceuticals, Inc.
                  4611 University Drive
                  4 University Place
                  Durham, North Carolina 27707
                  Attn: R. Andrew Finkle, Esq.

with copy to:

                  David T. Buckingham, Esq.
                  Smith, Anderson, Blount, Dorsett,
                  Mitchell & Jernigan, L.L.P.

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                      P. O. Box 2611
                      Raleigh, North Carolina 27602-2611

and if to Subtenant:

                      Trimeris, Inc.
                      3518 Westgate Drive
                      Third Floor
                      Durham, NC 27707
                      Attn: Robert R. Bonczek

with a copy to:

                      Samuel W. Johnson
                      Poyner & Spruill
                      130 South Franklin Street
                      Rocky Mount, NC 27804

     All notices shall be in writing, may be delivered personally to the other party, or sent by express courier or delivery service, or by registered, certified or express United States Mail, and shall be deemed delivered or given when received or on the third business day after the same are deposited postage prepaid with the United States Postal Service. Changes of address may be given in the same manner as notices. Notices may be given on behalf of either party by its respective legal counsel.

     18.  BROKERS: Sublandlord represents that it has dealt with no brokers in
          -------
connection with this Sublease, and Subtenant represents that the only broker it has dealt with is Metapartners ("Subtenant's Broker"). Subtenant will pay to Subtenant's Broker the commission in the amount and at the times set forth in the separate agreement(s) between Subtenant and Subtenant's Brokers. Each party shall indemnify and defend the other and Primary Landlord and Triangle's Sublandlord from and against any claim of any broker claiming a right to a broker's commission or other compensation through the indemnitor or by reason of such broker having dealt with or alleging to have dealt with the indemnitor.

     19.  ALTERATIONS: Provided that Subtenant submits reasonably detailed plans
          -----------
therefor to Sublandlord and to Primary Landlord and Triangle's Landlord at least fifteen (15) business days before the commencement of construction, Subtenant shall be entitled to make interior, non-structural alterations to the Sublease Space from time to time, including, without limitation, the removal or relocation of interior, non-load bearing walls and partitions. Subtenant shall make no structural or exterior changes or alterations to the Sublease Space without the prior written consent of Primary Landlord, Triangle's Sublandlord and Sublandlord. The consent of Sublandlord shall not be unreasonably withheld or delayed.

     Subtenant shall, prior to the expiration or earlier termination of this Sublease, at its sole expense, restore the Sublease Space to the condition that existed prior to the making of any alterations made by Subtenant (ordinary wear and tear and any alterations consented to by Primary Landlord, Triangle's Sublandlord, and Sublandlord excepted, unless such restoration was a condition to such consent), if then requested to do so by Sublandlord, Triangle's Sublandlord, and Primary Landlord. This obligation of restoration shall expressly survive the expiration or earlier termination of this Sublease.

     Any work performed by Subtenant, or at its instance, in the Sublease Space shall be done in good and workmanlike manner using materials of the same quality as used by the Primary Landlord in constructing the building on the Property. Subtenant shall not, at any time, permit any work to be performed in the Sublease Space, except by duly licensed contractors or artisans, each of whom must carry adequate workmen's compensation insurance, general public liability insurance, and "all-risk" builders risk insurance, certificates of which shall be furnished to Primary Landlord, Triangle's Sublandlord, and Sublandlord prior to commencement of any such work.

     Subtenant shall keep the Sublease Space free and clear of all mechanic's liens arising out of any work performed or alleged to be performed for or at the request of Subtenant or its agents or subtenants. Nothing contained in this Sublease shall constitute any consent or request by Primary Landlord, Triangle's Sublandlord, or Sublandlord, express or implied, for the performance of any labor or services, or the furnishing of any materials or other property in respect to the Sublease Space, or any part thereof, nor as giving Subtenant any right, power or authority to contract for, or permit the performance of, any labor or services, or the furnishing of any materials or other property, in such fashion as would permit the making of any claim against the Primary Landlord, Triangle's Sublandlord, Sublandlord or their respective interests in the Property in respect thereof. In the event such work results in a claim of lien, Subtenant shall hold Primary Landlord, Triangle's Sublandlord, and Sublandlord harmless from such lien or claim of lien.

     20.  DESTRUCTION: In the case of damage or destruction to the Property if
          -----------
the Primary Lease is terminated with respect thereto pursuant to Section 11 of the Primary Lease, then this Sublease shall automatically terminate as of the date of termination of the Primary Lease. Base Rent shall be prorated to the date of such termination and the unpaid principal balance of the Additional Rent shall thereupon be immediately due and payable by Subtenant to Sublandlord.

     In the event of the total or partial destruction of the Sublease Space, Subtenant shall have the same right to terminate this Sublease as the Tenant has under Section 11 of the Primary Lease to terminate the Primary Lease.

     If this Sublease is not terminated in accordance with the foregoing provisions, Base Rent, but not Additional Rent, shall abate between the date of destruction and the date of completion of the restoration of the Primary Property in proportion to the portion of the Sublease Space that is rendered untenantable by such damage or destruction; provided, however, that the Additional Rent due shall not be substantially increased as a result of the completion of the restoration of the Primary Property or Sublease Space.

     21.  MEMORANDUM OF SUBLEASE: The parties agree to execute and record a
          ----------------------
memorandum of this Sublease, in form mutually satisfactory. The cost of recording shall be the responsibility of Subtenant.

     22.  LANDLORD CONSENT: It shall be a condition precedent to Sublandlord's
          ----------------
and Subtenant's obligation hereunder that Primary Landlord and Triangle's Sublandlord shall execute a consent to this Sublease, in form and content satisfactory to Subtenant and Sublandlord. In the event any such party fails to execute such consent by the Commencement Date, this Sublease shall automatically terminate.

     23.  TERMINATION: This Sublease shall terminate at the end of the Term of
          -----------
this Sublease, and Sublandlord agrees that Sublandlord shall be entitled to the benefit of all provisions of law respecting the recovery of possession of the premises from a tenant holding over without the requirement of giving any notice to Subtenant to vacate or quit the premises.

     24.  PAST DUE PAYMENTS: In the event any Base Rent, Additional Rent, or
          -----------------
other payment owing from Subtenant to Sublandlord pursuant to this Sublease shall become overdue for a period in excess of three (3) business days, such unpaid amount shall bear interest from the due date thereof to the date of payment at the Interest Rate.

     25.  FUME HOODS. On or before the date hereof, Sublandlord shall deliver to
          ----------
Subtenant certifications for all fume hoods located in the Sublease Space certified by the applicable regulatory authority. The parties hereto acknowledge that there are 37 fume hoods located in the Sublease Space. Upon the expiration or termination of the Term, Subtenant shall provide to Sublandlord certifications of all such fume hoods showing that such fume hoods are still certified by the applicable regulatory authority and are in the same condition as existed on the date of the Sublease, reasonable wear and tear and loss by casualty excepted. If necessary, Subtenant will repair the fume hoods so that such certifications may be made.

     26.  ACCESS. Sublandlord's facilities personnel shall have access to the
          ------
Sublease Space at any reasonable time for the purpose of maintaining the Sublease Space. Sublandlord's personnel with access to the Sublease Space shall sign a non-disclosure agreement in a form reasonably satisfactory to Subtenant. Subtenant's solvent storage personnel shall have access to the solvent storage spaces described above for the purpose of receiving materials and transporting materials to and from the solvent storage space. Subtenant's personnel with access to those portions of the building occupied by Sublandlord shall sign a non-disclosure agreement in a form reasonably satisfactory to Sublandlord. Inspections performed by Sublandlord shall be conducted by Sublandlord's facilities personnel or their designated contractors. Notwithstanding the foregoing, in the event of an emergency, Sublandlord shall have the right to enter the Sublease Space without notice.

     27.  ADJOINING SPACE. Sublandlord shall give Subtenant prior written notice
          ---------------
of any party subleasing space that adjoins the Sublease Space. Sublandlord shall consult with Subtenant about any security concerns that Subtenant may have related to such sublease. In the event Sublandlord has a prospective subtenant engaged in the business of anti-viral research for any space adjoining the Sublease Space, then Sublandlord shall inform Subtenant of the amount of the space, the rental amount, and the term of such sublease. Within seven (7) days of Sublandlord's notification, Subtenant shall have the right to sublease such space on the terms set forth in Sublandlord's notification. In the event Subtenant fails to sublease such property within such seven (7) day period, Sublandlord shall be free to sublease such space to the third party free and clear of any such right of first refusal on the same material terms as those set forth in the notice to Subtenant.

     28.  NON-SOLICITATION. Subtenant agrees that neither it nor its employees,
          ----------------
contractors, agents, or other representatives shall at any time from the date of this Sublease until the expiration or termination of the Term, solicit for employment by Subtenant any employee of Sublandlord. Sublandlord agrees that neither it nor its employees, contractors, agents, or other representatives shall at any time from the date of this Sublease until the expiration or termination of the Term, solicit for employment by Sublandlord any employee of Subtenant. For purposes of this Sublease, "solicit" shall mean any affirmative act first initiated by Subtenant or Sublandlord directed specifically toward employees of the other in an attempt to cause such employee to leave Subtenant or Sublandlord (as the case may be) and become employed by the other.

     29.  SUBTENANT PROPERTY. Subtenant will place furniture, fixtures and
          ------------------
equipment in the Sublease Space, and such property shall remain the sole property of Subtenant. Subtenant may remove such property at any time prior to the termination or expiration of the term of this Sublease; provided, however, that the Sublease Space shall be returned to its original condition as it existed on the Commencement Date, reasonable wear and tear and damage by insured casualty excepted. Neither the Sublandlord, Triangle's Sublandlord nor the Primary Landlord shall have any lien on Subtenant's property.

     30.  ENVIRONMENTAL WARRANTY. Sublandlord hereby represents that to the best
          ----------------------
of its knowledge it knows of no facts or circumstances causing a violation of any environmental law applicable to the Sublease Space.

     IN WITNESS WHEREOF, Sublandlord and Subtenant, intending to be legally bound, and with authority duly given, have executed this Sublease in duplicate originals, as of the day and year first above written.

                                          SUBLANDLORD:
                                          -----------

                                          TRIANGLE PHARMACEUTICALS, INC., a
                                          Delaware corporation

                                          By: /s/ Robert Amundsen, Jr.
                                              ----------------------------------
                                          Its: Executive VP/CFO



                                          SUBTENANT:
                                          ---------

                                          TRIMERIS, INC., a
                                          Delaware corporation

                                          By: /s/ Robert R. Bonczek
                                              ----------------------------------
                                                  Robert R. Bonczek
                                          Its:    Chief Financial Officer and
                                                  General Counsel

                                    EXHIBIT A

[FLOOR PLAN NOT INCLUDED]

                                    EXHIBIT B

[LIST OF ADDITIONAL RENT ASSOCIATED WITH ROUTINE MONTHLY CHARGES NOT INCLUDED]